UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2004 (November 23, 2004)

Crompton Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-30270 (Commission file number)	52-2183153 (IRS employer identification number)

199 Benson Road, Middlebury, Connecticut (Address of principal executive offices)		06749 (Zip Code)

(203) 573-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     Crompton Corporation has entered into a Stock Option Agreement dated as of November 23, 2004 ("Option Agreement") with certain executive officers of the Company, Karen R. Osar, Executive Vice President and Chief Financial Officer, Myles S. Odaniell, Executive Vice President, Specialty Chemicals, Robert B. Weiner, Executive Vice President, Supply Chain Operations, Lynn A. Schefsky, Senior Vice President-General Counsel and Director, Corporate Compliance & Ethics, Gregory E. McDaniel, Senior Vice President, Strategy and New Business Development, and John T. Ferguson II, Senior Vice President, Legal Affairs (each an "Executive"). The Option Agreement sets forth the name of the optionee, the grant date, the number of options granted, the option price per share, the total cost to exercise the option, the option expiration date, and the option vesting schedule. Each Executive was granted an option to purchase shares at $11.24 per share, the option vesting one-third (1/3) on the first anniversary of the grant; one-third (1/3) on the second anniversary of the grant; and one-third (1/3) on the third anniversary of the grant as follows: Ms. Osar 50,000 shares; and Messrs. Odaniell, Weiner, Schefsky, McDaniel and Ferguson, 35,000 shares, 25,000 shares, 25,000 shares, 35,000 shares and 10,000 shares, respectively. A form of Option Agreement which is similar for each Executive is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

     Crompton Corporation has also entered into a Restricted Stock Agreement dated as of November 23, 2004 ("Restricted Stock Agreement") with each Executive. The Restricted Stock Agreement sets forth the name of the grantee, the grant date, the number of shares granted, and the vesting schedule. Each Executive was granted restricted stock which vests one-half (1/2) on the fourth anniversary of the grant and one-half (1/2) on the fifth anniversary of the grant as follows: Ms. Osar 16,500 restricted shares; and Messrs. Odaniell, Weiner, Schefsky, McDaniel and Ferguson, 13,500 restricted shares, 6,500 restricted shares, 6,500 restricted shares, 10,000 restricted shares and 5,000 restricted shares, respectively. A form of Restricted Stock Agreement which is similar for each Executive is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

*     *     *

(c)     Exhibits

Exhibit Number	Exhibit Description
10.1	Form of Stock Option Agreement between the Company and certain executive officers
10.2	Form of Restricted Stock Agreement between the Company and certain executive officers

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Crompton Corporation (Registrant)
By: /s/ Barry J. Shainman Name: Barry J. Shainman Title: Secretary

Date: November 29, 2004

Exhibit Index
Exhibit Number 10.1 10.2	Exhibit Description Form of Stock Option Agreement between the Company and certain executive officers Form of Restricted Stock Agreement between the Company and certain executive officers